To:    _____________________________
From:  James J. Brennan, Secretary
Re:    Employment Agreement Annual Review
Date:  April 27, 2006


     I am pleased to confirm that the Board of Directors of BankFinancial, F.S.B. and the Board's Human Resources Committee conducted the annual review referenced in Section 2(b) of your Employment Agreement. The Board determined on April 26, 2006, subject to the condition set forth below, to extend the Employment Period, as referenced in Section 2(a) of your Employment Agreement, for an additional one (1) year so that the term of the Employment Period will end on March 31, 2009.

     The above extension of the term of your Employment Agreement is subject to the condition that you date and sign this document and the Amendment to your Employment Agreement that is attached to this document as Exhibit A, and return the executed original documents to EVP Patricia Smith by no later than May 5, 2006.

     Please feel free to contact me if you have any questions.






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Name:

                                    EXHIBIT A

                              BANKFINANCIAL, F.S.B.
                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective as of April 26, 2006, by and between BankFinancial, F.S.B. (the "Bank"), a federally chartered stock savings bank having its principal office at 21110 South Western Avenue, Olympia Fields, Illinois, and ________________________________________ ("Executive").

     WHEREAS, Executive and the Bank have previously entered into an Employment Agreement dated as of ________________________________(the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank (the "Board") has proposed, subject to Executive's execution of this Amendment, to extend the Employment Period, as referenced in Section 2(a) of the Agreement, for an additional one
(1) year so that the remaining term of the Employment Period will end on March 31, 2009; and

     WHEREAS, Section 409A of the Internal Revenue Code of 1986 (the "Code"), as amended, requires that certain deferred compensation arrangements comply with its terms or subject the recipient of the compensation to potential taxes and penalties; and

     WHEREAS, certain provisions of the Agreement may be subject to Code Section 409A and the Board desires to amend the Agreement in order to comply with Code
Section 409A, to the extent necessary; and

     WHEREAS, Executive desires to accept the foregoing proposal.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

     1.  The  following  language  is added  to the end of  Section  6(c) of the
Agreement:

         "Notwithstanding anything to the contrary in this Section 6(c) or in any other provision of this Agreement, if required by Section 409A of the Code and in the event the Executive is a "Specified Employee," the amounts payable under this Section 6(c) shall commence no earlier than the first day of the seventh month following the effective date of the Executive's Separation from Service. As used in this Agreement, the terms "Specified Employee" and "Separation from Service" shall have the meanings set forth in Code Section 409A."

     2.  The  following  language  is added  to the end of  Section  6(e) of the
Agreement:

         "Notwithstanding anything to the contrary in this Section 6(e) or in any other provision of this Agreement, if required by Section 409A of the Code and in the event the Executive is a "Specified Employee," the amounts payable under this Section 6(e) shall commence no earlier than the first day of the seventh month following the effective date of the Executive's Separation from Service."

     3.  The  following  language  is added  to the end of  Section  6(g) of the
Agreement:

         "Notwithstanding anything to the contrary in this Section 6(g) or in any other provision of this Agreement, in the event the payments hereunder are deemed to be subject to Code Section 409A, the election provided for in this Section 6(g) shall not be available to the Bank."

     IN WITNESS WHEREOF, BankFinancial, F.S.B. has caused this Amendment to be executed by a duly authorized officer, and Executive has signed this Amendment effective as of the 26th day of April, 2006.




BANKFINANCIAL, F.S.B.                   EXECUTIVE

By:
    ------------------------------      --------------------------------
                                        Name:

Its:
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